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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): March 3, 2006

                               ASTA FUNDING, INC.
               (Exact Name of Registrant as Specified in Charter)

      Delaware                      0-26906                     22-3388607
(State Or Other                   (Commission                 (IRS Employer
Jurisdiction Of                   File Number)              Identification No.)
                                 Incorporation)

     210 Sylvan Avenue
Englewood Cliffs, New Jersey                                      07632
(Address of Principal Executive Offices)                       (Zip Code)

        Registrant's telephone number, including area code (201) 567-5648

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.01  ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

EQUITY COMPENSATION PLAN
On March 1, 2006, at our annual stockholder's meeting, the stockholders of Asta Funding, Inc. (the "Company") approved the adoption of the Company's Equity Compensation Plan (the "Plan"). The Plan was adopted to supplement the Company's existing 2002 Stock Option Plan. In addition to permitting the grant of stock options ("Options") as are permitted under the 2002 Stock Option Plan, the Plan allows the grant of Stock Purchase Rights, Stock Appreciation Rights ("SARs" and together with Stock Purchase Rights, "Rights"), and Restricted and Unrestricted Stock Awards ("Awards"). The Plan will be administered by a committee (the "Committee") appointed by our Board of Directors. The Plan was adopted by the Board of Directors on December 1, 2005, and has a term of ten years from the date of adoption. Accordingly, no grants may be made under the Plan after November 30, 2015, but the Plan will continue thereafter while previously granted Options, Rights and Awards remain subject to the Plan.

The Plan authorizes the Committee to grant Options that are "Incentive Stock Options" within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), Nonstatutory Stock Options (any Option that is not an Incentive Stock Option) or a combination of both. Grants of Non-employee Director Options, grants of Options, Rights, and Awards under the Plan are discretionary. All officers, employees, directors and consultants of the Company and its subsidiaries are eligible to receive Options, Rights, and Awards under the Plan.

The aggregate number of shares of Common Stock available for issuance under the Plan is 1,000,000, subject to customary adjustments for stock splits, stock dividends or similar transactions. As of March 1, 2006, no awards have been issued by the Company. No employee, director or consultant may receive Options, Rights or Awards of or relating to more than 100,000 shares of Common Stock in the aggregate in any year. The Committee determines the exercise price of Options granted under the Plan; provided, however, that the exercise price of Non-employee Director Options and Incentive Stock Options must be equal to the fair market value per share of Common Stock on the date of grant (or 110% of fair market value in the case of Incentive Stock Options granted to a ten-percent stockholder). No option may be exercisable for more than ten years (five years in the case of an Incentive Stock Option granted to a ten-percent stockholder) from the date of grant, and no employee may receive Incentive Stock Options that first become exercisable in any calendar year in an amount exceeding $100,000.

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Stock Purchase Rights and SARs may be granted by the Committee either alone, or in tandem with, other Options or Awards under the Plan. Unless otherwise determined by the Committee, the Company will have the right to repurchase the shares of Common Stock acquired upon exercise of the Stock Purchase Right upon the recipient's termination of service for any reason. The Committee determines the number of shares of Common Stock to which a SAR relates and the SAR's exercise period, which shall not exceed 10 years from the date of grant. Upon exercise of a SAR, the holder will receive a number of shares of Common Stock equal to (i) the number of shares for which the SAR is exercised times the appreciation in the fair market value of a share of Common Stock between the date the SAR was granted and it's date of exercise; divided by (ii) the fair market value of a share of Common Stock on the date that the SAR is exercised. The Committee may also grant to any eligible employee or consultant a Restricted Stock Awards (which are generally subject to forfeiture should the recipient terminate service with the Company prior to the Award having vested or if the performance goals established by the Committee as a condition of vesting are not achieved) or Unrestricted Stock Awards (which are grants of shares of Common Stock that are not subject to forfeiture).

To the extent that the Committee grants Awards that are subject to the satisfaction of performance goals specified by the Committee ("Performance Awards"), the Committee shall establish the specified levels of performance goals. Performance goals may be weighted for different factors and measures. The Committee may also increase or decrease an Award to any individual, except that an Award intended to be "qualified performance-based compensation" for purposes of Section 162(m) of the Code may not be increased.

The foregoing description of the terms of the Plan is qualified in its entirety by reference to the actual terms of the Plan, which is attached as Exhibit 10.1 to this report.

CONSULTING AGREEMENT
On March 1, 2006, the Company entered into a consulting agreement with Herman Badillo, Esq. a non-independent director of the Company. Mr. Badillo has extensive experience regarding matters related to the Company and the Company seeks to benefit from Mr. Badillo's expertise by retaining him as a consultant. Mr. Badillo will provide advice and consulting services to the Company as requested with respect to various matters related to the Company's business. The agreement shall be for a term of (12) months, renewable upon reasonable terms and conditions as may be agreed upon by the Company and Mr. Badillo. As full consideration for the consulting services provided, the Company shall pay Mr. Badillo the sum of $5,000 per month with an initial payment of $15,000 upon execution of the agreement. The consulting agreement is attached as Exhibit 10.2 to this report.


ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

       (d)  Exhibits

As described above, the following Exhibit is furnished as part of this Current Report on Form 8-K:

       Exhibit 10.1 - Asta Funding, Inc. Equity Compensation Plan.

       Exhibit 10.2 - Consulting Agreement between Asta Funding, Inc. and Herman Badillo, Esq. dated March 1, 2006.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               ASTA FUNDING, INC.


                                              By: /s/ Mitchell Cohen
                                                  -----------------------
                                                  Mitchell Cohen
                                                  Chief Financial Officer


Date: March 3, 2006


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                                  EXHIBIT INDEX


Exhibit Number    Description

10.1.             Asta Funding, Inc. Equity Compensation Plan.

10.2 Consulting Agreement between Asta Funding, Inc. and Herman Badillo, dated March 1, 2006.


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